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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported):  October 7, 2004
                                                   --------------

                      Alfa International Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)




   New Jersey               0-17264           22-2216835
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of           File Number)       Identification
incorporation)                                  Number)



  350 Fifth Avenue, Suite 1103, New York, N.Y.           10118
  --------------------------------------------------    ----------
    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code  (212)563-4141
                                                    --------------










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Item 5.  OTHER EVENTS
----------------------

     On October 5, 2004 the Board of Directors of Alfa
International Corp. (the "Company") authorized and approved the extension of the expiration date to September 30, 2006 for all common stock purchase warrants held by holders of the Company's
Series B Preferred Stock.


Item 7.  Exhibits

     (c) A copy of the press release dated October 7, 2004 is attached hereto as Exhibit A.


                           SIGNATURES
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 7, 2004

                              ALFA International Corp.
                              ------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer